                                  EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of DenAmerica Corp. on Form S-8 of our report dated March 29, 1996 (except for Note 16, as to which the date is May 31, 1996), appearing in the Transition Report on Form 10-K of DenAmerica Corp. for the year ended December 27, 1995.

DELOITTE & TOUCHE LLP

August 7, 1996